Exhibit 99.69

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
           Series 1998-25, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    795,656.42
                                                                   -------------
        (b)    Interest                                         $  5,813,397.56
                                                                   -------------
        (c)    Total                                            $  6,609,053.98
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    446,586.55
                                                                   -------------
        (b)    Interest                                         $  3,218,942.23
                                                                   -------------
        (c)    Total                                            $  3,665,528.78
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $    349,069.87
                                                                   -------------
        (b)    Interest                                         $  2,594,455.33
                                                                   -------------
        (c)    Total                                            $  2,943,525.20
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $    307,692.82
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $ 15,512,323.66
                                                                  --------------
        (b)    Interest                                         $     82,159.43
                                                                  --------------
        (c)    Total                                            $ 15,594,483.09
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $     18,642.52
                                                                 ---------------
        (c)    Total                                            $     18,642.52
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $  3,911,078.89
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $  3,911,078.89
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $970,131,122.93
                                                                 ---------------

13.     Available Funds:                                        $ 25,685,773.78
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $     11,263.34
                                                                   -------------

18.      Total interest payments:                               $  5,159,021.99
                                                                   -------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls    Interest
Class     Interest                                 Payable        Pay-out Rate
R    $              0.00   $              0.00   $        0.00    % 0.000000000
PO   $              0.00   $              0.00   $        0.00    % 0.000000000
A1   $         78,125.00   $              0.00   $   78,125.00    % 6.250000000
A2   $         73,949.41   $              0.00   $   73,949.41    % 5.977340083
A3   $        343,398.86   $              0.00   $  343,398.86    % 6.250000056
A4   $        557,820.93   $              0.00   $  557,820.93    % 6.750000053
A5   $        678,909.62   $              0.00   $  678,909.62    % 5.999999989
A6   $              0.00   $              0.00   $        0.00    % 0.000000000
A7   $        100,123.48   $              0.00   $  100,123.48    % 5.999999703
A8   $        944,711.39   $              0.00   $  944,711.39    % 6.249999986
A9   $      1,157,659.62   $              0.00   $1,157,659.62    % 6.250000008
A10  $         35,424.05   $              0.00   $   35,424.05    % 6.250000524
A11  $        130,208.33   $              0.00   $  130,208.33    % 6.249999840
A12  $         31,606.25   $              0.00   $   31,606.25    % 6.500000000
A13  $         34,628.07   $              0.00   $   34,628.07    % 6.499999453
A14  $         70,416.67   $              0.00   $   70,416.67    % 6.500000308
A15  $         31,209.41   $              0.00   $   31,209.41    % 7.007389032
A16  $        303,467.52   $              0.00   $  303,467.52    % 5.999999948
A17  $        106,340.59   $              0.00   $  106,340.59    % 6.000000000
A18  $        214,038.40   $              0.00   $  214,038.40    % 6.499999982
A19  $         13,541.67   $              0.00   $   13,541.67    % 6.500001600
A20  $         13,541.67   $              0.00   $   13,541.67    % 6.500001600
A21  $         13,541.67   $              0.00   $   13,541.67    % 6.500001600
A22  $         18,064.68   $              0.00   $   18,064.68    % 6.500001649
M    $         96,336.30   $              0.00   $   96,336.30    % 6.249999892
B1   $         41,658.94   $              0.00   $   41,658.94    % 6.249999961
B2   $         23,433.15   $              0.00   $   23,433.15    % 6.249998694
B3   $         20,829.47   $              0.00   $   20,829.47    % 6.250000735
B4   $         10,414.73   $              0.00   $   10,414.73    % 6.249997750
B5   $         15,622.11   $              0.00   $   15,622.11    % 6.249998541

20.      Principal Distribution Amount:                        $  20,526,751.79
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution    Accrual Amount
                                 ----------------------    --------------
        Class R                  $              0.00       $         0.00
        Class PO                 $            454.05       $         0.00
        Class A1                 $              0.00       $         0.00
        Class A2                 $              0.00       $         0.00
        Class A3                 $         52,952.97       $         0.00
        Class A4                 $      2,138,122.34       $         0.00
        Class A5                 $      3,455,640.04       $         0.00
        Class A6                 $              0.00       $         0.00
        Class A7                 $         16,082.60       $         0.00
        Class A8                 $      5,410,248.48       $         0.00
        Class A9                 $      5,656,760.37       $         0.00
        Class A10                $        948,556.71       $         0.00
        Class A11                $              0.00       $         0.00
        Class A12                $              0.00       $         0.00
        Class A13                $              0.00       $         0.00
        Class A14                $              0.00       $         0.00
        Class A15                $              0.00       $         0.00
        Class A16                $      1,810,168.37       $         0.00
        Class A17                $              0.00       $         0.00
        Class A18                $      1,005,646.29       $         0.00
        Class A19                $              0.00       $         0.00
        Class A20                $              0.00       $         0.00
        Class A21                $              0.00       $         0.00
        Class A22                $              0.00       $         0.00
        Class SUP                $              0.00       $         0.00
        Class M                  $         14,855.30       $         0.00
        Class B1                 $          6,423.91       $         0.00
        Class B2                 $          3,613.45       $         0.00
        Class B3                 $          3,211.96       $         0.00
        Class B4                 $          1,605.98       $         0.00
        Class B5                 $          2,408.97       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                                   $       0.00
                                                                      ----------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                                   $       0.00
                                                                      ----------

24.     Subordinate Certificate Writedown Amount:                  $       0.00
                                                                      ----------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                               $          0.00
                                                                   -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A2                 %              5.97734008
         Class  A15                %              7.00738903

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    194,730.95
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    559,149.91
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.962516     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.037484
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations